Short-term Loan	9 Months Ended
Mar. 31, 2014
Notes
Short-term Loan

SHORT-TERM LOAN

On August 15, 2013, the Company entered into a short term bank loan agreement with RCB. As of March 31, 2014, the loan amounted to $4,867,601 (RMB 30,000,000) with an interest rate of 9% per annum, which is due on August 14, 2014. The Company entered into this credit facility following its execution of third party guaranty arrangements among the Company, RCB, Guangyuan, and the principal shareholder of the Company, Hongwei Qu, on August 15, 2013. Guangyuan is an unrelated third party and has no business relationship with the Company. Guangyuan is a construction company and expected to be a potential constructor for Bohai’s construction on the land purchased in November 2012.